UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2019
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I.R.S.
Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL Inc.	31-1163136
(An Ohio corporation) 1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	The Dayton Power and Light Company	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

DPL Inc.                               Emerging growth company o
The Dayton Power and Light Company                  Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.                     o
The Dayton Power and Light Company         o

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2019 (the “Credit Facilities Amendment Closing Date”), the following two amended and restated credit agreements were entered into by DPL Inc. (“DPL”) or DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), as applicable:

DPL Credit Agreement

On the Credit Facilities Amendment Closing Date, DPL entered into an amended and restated credit agreement among DPL, each lender from time to time party thereto, U.S. Bank National Association (“US Bank”), as administrative agent, collateral agent, swing line lender and a letter of credit issuer, PNC Bank, National Association (“PNC Bank”), as syndication agent and a letter of credit issuer, and Fifth Third Bank, BMO Harris Bank, N.A., SunTrust Bank and The Huntington National Bank, as documentation agents (the “US Bank Credit Agreement”), amending and restating the credit agreement dated July 31, 2015 among DPL, US Bank, as administrative agent, and the financial institutions from time to time party thereto as lenders, as amended.

The US Bank Credit Agreement provides, on a secured basis, for revolving loans, swing line loans and letters of credit in an aggregate principal amount of $125 million at any one time outstanding. Subject to customary terms and conditions and the approval of any lender whose commitment would be increased, DPL has the option to increase the maximum principal amount available under the US Bank Credit Agreement by up to an additional $50 million, for a total maximum available amount of $175 million. None of the lenders under the US Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments. Letters of credit are subject to a sub-limit not to exceed $75 million at any one time outstanding, and swing line loans are subject to a sub-limit not to exceed $15 million at any one time outstanding. Funds borrowed under the US Bank Credit Agreement may be used for general corporate purposes. Unless the lender commitments are terminated earlier, the revolving loans and swing line loans provided for under the US Bank Credit Agreement are available until June 19, 2023, and letters of credit provided for under the US Bank Credit Agreement Amendment are available until seven days prior to that date.

Funds borrowed under the US Bank Credit Agreement may be prepaid at any time and must be prepaid if and to the extent that the aggregate outstanding amount of borrowings exceeds the aggregate commitment amount available thereunder or the amount of borrowing authorized by applicable regulatory approvals, if any. The US Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants. The first financial covenant requires DPL’s consolidated total debt to consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) not to exceed 7.00 to 1.00 as of the end of any fiscal quarter and the second financial covenant requires DPL’s consolidated EBITDA to consolidated interest charges to be not less than 2.25 to 1.00 as of the end of any fiscal quarter, all as determined in accordance with the terms of the US Bank Credit Agreement.

DPL secured its obligations to lenders under the US Bank Credit Agreement with a pledge of equity that DPL owns in DP&L pursuant to an amended and restated pledge agreement, dated as of June 19, 2019, between DPL and U.S. Bank, as Collateral Agent (the “Pledge Agreement”), limited to the amount permitted to be secured by such shares under certain Indentures dated October 3, 2011 between DPL and Wells Fargo Bank, as Trustee and dated April 17, 2019 between DPL and US Bank, as Trustee.

DPL has agreed to pay interest on outstanding borrowings under, and as determined in accordance with, the US Bank Credit Agreement, and to pay customary administrative agent and other fees.

The foregoing descriptions of the US Bank Credit Agreement and the Pledge Agreement are qualified in their entirety by reference to the US Bank Credit Agreement and the Pledge Agreement, copies of which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

DP&L Credit Agreement

On the Credit Facilities Amendment Closing Date, DP&L entered into an amended and restated credit agreement among DP&L, each lender from time to time party thereto, PNC Bank, as administrative agent, swing line lender and a letter of credit issuer, US Bank, as syndication agent and a letter of credit issuer, and Fifth Third Bank, BMO Harris Bank, N.A., SunTrust Bank and The Huntington National Bank, as documentation agents (the “PNC Credit Agreement”), amending and restating the credit agreement dated July 31, 2015 among DP&L, PNC Bank, as administrative agent, and the financial institutions from time to time party thereto as lenders, as amended.

The PNC Bank Credit Agreement provides, on an unsecured basis, for revolving loans, swing line loans and letters of credit in an aggregate principal amount of $175 million at any one time outstanding. Letters of credit are subject to a sub-limit not to exceed $75 million at any one time outstanding, and swing line loans are subject to a sub-limit not to exceed the lesser of $20 million and the aggregate amount of commitments under the PNC Bank Credit Agreement at any one time outstanding. Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L has the option to increase the maximum principal amount available under the PNC Bank Credit Agreement by up to an additional $100 million, for a total maximum available amount of $275 million. None of the lenders under the PNC Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments. Funds may be prepaid at any time, and DP&L has the right to permanently reduce or terminate the lenders commitments provided for under the PNC Bank Credit Agreement.

Funds provided under the PNC Bank Credit Agreement may be used for general corporate purposes. Unless the lender commitments are terminated earlier or the maturity date is extended in accordance with the PNC Bank Credit Agreement, the revolving loans and swing line loans provided for under the PNC Bank Credit Agreement are available until June 19, 2024, and letters of credit provided for under the PNC Bank Credit Agreement are available until seven days prior to that date.

The PNC Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, a financial covenant, which requires DP&L’s consolidated total debt to consolidated total capitalization shall not be greater than 0.67 to 1.00 at any time.

DP&L has agreed to pay interest on outstanding borrowings as determined in accordance with the PNC Bank Credit Agreement, and to pay unused commitment fees and customary administrative agent, letter of credit and other fees.

The foregoing description of the PNC Bank Credit Agreement is qualified in its entirety by reference to the PNC Bank Credit Agreement, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference. DPL and DP&L have existing general banking relationships with other parties to the US Bank Credit Agreement and PNC Bank Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1
Amended and Restated Credit Agreement, dated as of June 19, 2019, among DPL Inc., each lender from time to time party thereto, U.S. Bank National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, PNC Bank, National Association, as Syndication Agent and an L/C Issuer, and Fifth Third Bank, BMO Harris Bank, N.A., SunTrust Bank and The Huntington National Bank, as Documentation Agents.

Exhibit 10.2	Amended and Restated Pledge Agreement, dated as of June 19, 2019, between DPL Inc. and U.S. Bank National Association, as Collateral Agent.

Exhibit 10.3
Amended and Restated Credit Agreement, dated as of June 19, 2019, among The Dayton Power and Light Company, each lender from time to time party thereto, PNC Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, U.S. Bank National Association, as Syndication Agent and an L/C Issuer, and Fifth Third Bank, BMO Harris Bank, N.A., SunTrust Bank and The Huntington National Bank, as Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: June 21, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: June 21, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary